UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2017

Date of report (Date of earliest event reported)

IMAX Corporation

(Exact Name of Registrant as Specified in Its Charter)

Canada	1-35066	98-0140269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2525 Speakman Drive, Mississauga, Ontario, Canada L5K 1B1 (905) 403-6500	110 E. 59th Street, Suite 2100 New York, New York, USA 10022 (212) 821-0100

(905) 403-6500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05	Costs Associated with Exit or Disposal Activities

On June 12, 2017, IMAX Corporation (the “Company”) announced a cost-reduction plan that includes staff reductions and the consolidation of certain leased facilities. As part of its cost-reduction plan, the Company expects to eliminate approximately 100 full-time positions, including positions at IMAX China Holding, Inc., equal to roughly 14% of the Company’s full-time global workforce. As a result of the cost-reduction plan, the Company expects to report a pre-tax aggregate restructuring and impairment charge of approximately $15 million, comprised of approximately $9 million in costs related to severance pay and other employee-related termination benefits, with the remainder attributable to other restructuring charges and long-term asset impairments. Of the total charge, approximately $9 million is expected to be in the form of cash-based expenditures. The Company further anticipates that approximately $11 million of the restructuring and impairment charges will be recognized in the second quarter of 2017, and the cash expenditures will be substantially completed by the fourth quarter of 2017. The foregoing amounts and timing may vary materially based on various factors.

Item 7.01	Regulation FD Disclosure

On June 12, 2017, the Company issued a press release announcing the Company’s cost-reduction plan as well as a new $200 million share repurchase program, a copy of which is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K, including the Exhibit attached hereto, contains forward looking statements that are based on management’s assumptions and existing information and involve certain risks and uncertainties which could cause actual results to differ materially from future results expressed or implied by such forward looking statements. Risks and uncertainties that may affect future results include, but are not limited to, those discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The information in this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated June 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAX Corporation (Registrant)

Date: June 12, 2017	By:	/s/ Robert D. Lister
	Name:	Robert D. Lister
Chief Legal Officer & Chief Business Development Officer

	By:	/s/ Patrick McClymont
	Name:	Patrick McClymont
Chief Financial Officer & Executive Vice President

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